AMENDMENT NO. 6
                                     TO THE
                          COLUMBUS MCKINNON CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN


          Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1-5, in accordance with Section 11.1 of the Plan, as follows:

     1. Section 1.16, entitled "Eligible Employee", is amended effective as of April 1, 1998 to read as follows:

     "1.16    "ELIGIBLE EMPLOYEE."

          (a) IN GENERAL. "Eligible Employee" means any Employee who is employed by an Employer and who is regularly employed at a facility located within the United States of America.

          (b) EXCLUSION OF CERTAIN EMPLOYEES. The term "Eligible Employee" shall not include any employee:

              (1) COLLECTIVE BARGAINING EMPLOYEES -- who is employed in any bargaining unit covered under a collective bargaining agreement which does not provide for participation by employees of such unit in this Plan;

              (2) LEASED EMPLOYEES -- who is employed as a Leased Employee;

              (3) CONTRACT EMPLOYEE -- whose services are performed in the capacity of a consultant or contractor or other capacity pursuant to a written contract which provides that his services are to be rendered in a capacity other than as a regular employee, and/or who is compensated by fees or similar charges requiring the submission of invoices, as opposed to being compensated by a regular fixed salary or wage;

              (4) EMPLOYEES TEMPORARILY ASSIGNED TO U.S. LOCATIONS -- who [1] is regularly employed outside the United States, [2] is employed within the United States by an Employer pursuant to a temporary assignment, and [3] was not covered under the Plan immediately prior to such temporary assignment."

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          IN WITNESS WHEREOF,  this instrument of amendment has been executed by a duly authorized officer of the Corporation this 24th day of June, 1998.

                                        COLUMBUS  McKINNON  CORPORATION

                                        By     /s/Robert L. Montgomery
                                               ------------------------
                                        Title  Executive Vice President
                                               ------------------------
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